UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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AMANA MUTUAL FUNDS TRUST

SATURNA INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY MATERIALS:

PROXY STATEMENT

AUGUST 6, 2018

_________________________

Important Voting Information Inside

Amana Mutual Funds Trust
Saturna Investment Trust

_________________________

Please vote immediately!

You can vote online or by mail.
Details on voting can be found on your Proxy Card.

Saturna Capital Corporation
1300 N. State Street
Bellingham, WA 98225

SPECIAL MEETING OF Shareowners

Saturna Investment Trust & Amana Mutual Funds Trust

TABLE OF CONTENTS

Letter from Saturna Capital..........		3
Important Information to Help You Understand the Proposals..........		5
Notice of Special Shareowners Meeting..........		9
Proxy Statement..........		11
Proposal 1: To Approve a proposed New Advisory Agreement with Saturna Capital Corporation..........		16
Proposal 2: To transact any other business, not currently contemplated, that may properly come before the Meeting..........		29
Exhibit A.1	New Amana Funds Advisory Agreement..........	31
Exhibit A.2	New Saturna Investment Trust Advisory Agreement..........	37
Exhibit A.3	New Idaho Tax-Exempt Fund Advisory Agreement..........	45
Exhibit B.1	Board Consideration of Current Advisory Agreements on September 11, 2017 – Amana Mutual Funds Trust..........	50
Exhibit B.2	Board Consideration of Current Advisory Agreements on September 16, 2017 – Saturna Investment Trust..........	54
Exhibit C	Outstanding Shares and Voting Requirements..........	58
Exhibit D	Principal Shareowners of the Funds..........	59

August 6, 2018

Fellow Shareowners:

You are cordially invited to attend a Special Meeting of Shareowners of both the Amana Mutual Funds Trust and the Saturna Investment Trust to vote on the proposals below. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement.

Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy card in the envelope provided or voting online.

The purpose of the Meeting is to:

PROPOSAL 1 – Approve a proposed New Advisory Agreement for each Fund; and

PROPOSAL 2 – Transact any other business, not currently contemplated, that may properly come before the Meeting and any adjournments or postponements thereof.

As part of Saturna Capital's succession planning, Mr. Nicholas F. Kaiser, co-founder and Chairman of Saturna Capital Corporation, the investment adviser to the Funds, has granted an option to purchase the voting rights of his shares in Saturna Capital to his daughter, Mrs. Jane Carten, its President and Chief Executive Officer. Mrs. Carten is expected to exercise her option to purchase the controlling voting rights in Saturna Capital on September 24, 2018. Mrs. Carten's exercise of her option to purchase the controlling voting interest in Saturna Capital is being treated as a "change of control" of Saturna Capital and thus will result in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of each Fund's advisory contract when the option is exercised on September 24, 2018. Therefore, the shareowners of each Fund are being asked to approve the New Advisory Agreements to take effect on that date.

Your approval of the New Advisory Agreements will not change the advisory fees the Funds pay to Saturna Capital, or the Funds' investment objectives, strategies, and risks. Each Trust's Board of Trustees has approved the New Advisory Agreements and recommends that you vote "FOR" approval.

If the New Advisory Agreements are approved, it is anticipated that they will take effect on September 24, 2018. The costs of the Meeting and related proxy solicitations are being paid by Saturna Capital.

Detailed information is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, your vote is needed. Please promptly complete, sign, date and return the enclosed proxy card. You may also vote over the telephone or online. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive. You may be contacted by our independent proxy solicitation firm to encourage your timely voting.

Your vote is important regardless of the number of shares you own. Voting is quick and easy. It is important that your vote be received no later than 1:00 PM, Pacific Time, on September 24, 2018.

If you have any questions about the Proposal or the voting instructions, please call Okapi Partners, our proxy solicitation firm, toll-free at 1-877-285-5990.

By order of the Board of Trustees of the Amana Mutual Funds Trust and Saturna Investment Trust,

Nicole Trudeau
Secretary
Amana Mutual Funds Trust and Saturna Investment Trust

Important Information to Help You Understand the Proposals

QUESTION & ANSWER

Q: What is happening? Why did I get this package?

A: Amana Mutual Funds Trust and Saturna Investment Trust (each a "Trust"), on behalf of each of their mutual funds, are conducting a Special Meeting of Shareowners scheduled for Monday, September 24, 2018. The meeting is scheduled to be held at 1:00 p.m. Pacific Time at Saturna Capital's offices at 1300 N. State Street, Bellingham WA, 98225. We show that you are a Fund shareowner as of the Record Date for this Meeting, July 27, 2018.

Q: Why am I being asked to vote on proposed New Advisory Agreements?

A: As part of Saturna Capital's succession planning, Mr. Kaiser, age 72, co-founder and Chairman, has granted an option to purchase the voting rights of his shares in Saturna Capital to his daughter, Jane Carten, age 43, President and Chief Executive Officer. Mrs. Carten's exercise of her option to acquire a controlling voting interest may be deemed to be a change in control of Saturna Capital and by regulation an automatic termination of each Fund's Current Advisory Agreement. The Investment Company Act of 1940 (the "1940 Act"), provides that any investment advisory agreement must terminate automatically upon its "assignment." As used in the 1940 Act, the term "assignment" includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an investment adviser. Such a transfer is often referred to as a "change of control." Mrs. Carten's exercise of her option to purchase the controlling voting rights of Saturna Capital is being treated as a "change of control" of Saturna Capital and will result in the assignment and automatic termination of each Fund's advisory contract on September 24, 2018. This requires that shareowners of each Fund approve a New Advisory Agreement (the "New Advisory Agreement" and collectively, "New Advisory Agreements").

The 1940 Act also provides that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Mr. Kaiser and his children are the only owners of the voting rights of Saturna Capital, and that is not being changed. However, shareowners of each Fund are being asked to approve the New Advisory Agreements with Saturna Capital to permit Saturna Capital to continue as each Fund's investment adviser when Mrs. Carten exercises her option to purchase the controlling voting interest in Saturna Capital on September 24, 2018.

Q: How do the proposed New Advisory Agreements differ from the Current Advisory Agreements?

A: Except for the effective dates, the terms of the New Advisory Agreements are substantially the same in all material respects to the terms of the Current Advisory Agreements.

Q: How will Mrs. Carten's Option Purchase affect the shareowners of my Funds?

A: Saturna Capital will continue to provide advisory and administration services to each Fund on the same terms, and at the same fee rate, as Saturna Capital provides those services under the Current Advisory Agreements. Other than the change in the ownership structure of Saturna Capital, its operations are expected to stay the same. For example, Mr. Kaiser is staying with Saturna Capital as the manager of the same portfolios and Funds that he supervises now.

Q: Will the total fees payable under the New Advisory Agreements change?

A: No. The advisory fee rate payable to Saturna Capital for each Fund under the New Advisory Agreements will be the same as the rate paid under the Current Advisory Agreements.

Q: Will the investment objectives, strategies, or risks under the New Advisory Agreements change?

A: No. The investment objectives, strategies, and risks for each Fund under the New Advisory Agreements will be the same as the investment objectives, strategies, and risks under the Current Advisory Agreements.

Q: Who is bearing the expenses related to the shareowner Meeting?

A: Saturna Capital will bear the expenses associated with the shareowner Meeting, including the costs of printing, mailing, tabulating and soliciting proxies.

Q: Who is bearing the expenses related to the Option Purchase?

A: Mrs. Carten is paying a fee to her father, Mr. Kaiser, for the transfer of his voting rights to non-voting shares she currently owns.

Q: How do I vote my shares?

A: You can vote your Fund shares at the Meeting or you can authorize proxies to vote your shares by mail, telephone, or online. Your vote is important regardless of the number of shares you have. A shareowner may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

Q. How does the Board of Trustees recommend that I vote?

A: After careful consideration, the Board of Trustees of each of Amana Mutual Funds Trust and Saturna Investment Trust has concluded that approval of the New Advisory Agreements is in the best interests of the shareowners of each Fund and unanimously recommends unanimously recommend that you vote "FOR" the Proposal.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareowners vote online or complete and return signed proxy cards promptly, but no later than September 24, 2018, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposal, we may adjourn the Meeting so we can seek more votes.

Q: Whom should I call for additional information about this Proxy Statement?

A: If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Okapi Partners, LLC, our proxy solicitation firm, toll free at 1-877-285-5990.

Important Notice Regarding the Availability of Proxy Materials for the
Meeting to Be Held on September 24, 2018.

The Proxy Statement is available at www.saturna.com/proxy

Except for this legend, this page has been left blank intentionally.

AMANA MUTUAL FUNDS TRUST

On behalf of

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund
Amana Participation Fund

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant Bond Income Fund
Sextant Short-Term Bond Fund
Sextant International Fund
Sextant Core Fund
Sextant Global High Income Fund
Saturna Sustainable Equity Fund
Saturna Sustainable Bond Fund
Idaho Tax-Exempt Fund

1300 N. State Street
Bellingham, WA 98225

NOTICE OF SPECIAL MEETING OF SHAREOWNERS
TO BE HELD ON SEPTEMBER 24, 2018

Fellow Shareowners:

Notice is hereby given that Amana Mutual Funds Trust ("Amana") and Saturna Investment Trust ("SIT") (each a "Trust" and collectively, the "Trusts"), on behalf of each of its portfolios named above (each, a "Fund" and, collectively, "Funds"), will hold a Special Meeting ("Meeting") of its shareowners at 1300 N State St, Bellingham, WA 98225, on Monday, September 24, 2018, at 1:00 PM, Pacific Time, for the following purposes:

(1) To approve a proposed New Advisory Agreement between Saturna Capital Corporation and each Trust, on behalf of each Fund;

(2) Transact any other business, not currently contemplated, that may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting if you owned shares of any Fund at the close of business on July 27, 2018. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY TO AVOID EXPENSE OF FURTHER SOLICITATION.

If you have any questions about the Proposal or the voting instructions, please call Okapi Partners, our proxy solicitation firm, toll-free at 1-877-285-5990.

PROXY VOTING OPTIONS

To vote by any of the following methods, please READ the Proxy Statement and follow the instructions below.

1 To vote ONLINE please have your Proxy Card at hand, go to the website that appears on your Proxy Card, enter the control number that appears on your Proxy Card, and follow the simple instructions.

2 To vote by TELEPHONE please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

3 To vote by MAIL enclose your VOTED and SIGNED (in ink) Proxy Card in the postage paid envelope provided and send to address on envelope.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Board of Trustees,

Nicole Trudeau
Secretary
August 6, 2018

AMANA MUTUAL FUNDS TRUST

On behalf of

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund
Amana Participation Fund

SATURNA INVESTMENT TRUST

On behalf of

Sextant Growth Fund
Sextant Bond Income Fund
Sextant Short-Term Bond Fund
Sextant International Fund
Sextant Core Fund
Sextant Global High Income Fund
Saturna Sustainable Equity Fund
Saturna Sustainable Bond Fund
Idaho Tax-Exempt Fund

1300 N. State Street
Bellingham, WA 98225

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREOWNERS
TO BE HELD ON SEPTEMBER 24, 2018

August 6, 2018

This document is a proxy statement ("Proxy Statement") with respect to the above-named portfolios (each, a "Fund" and, collectively, the "Funds") of Amana Mutual Funds Trust ("Amana") and Saturna Investment Trust ("SIT") (each a "Trust" and collectively, the "Trusts"), in connection with the solicitation of proxies by each Trust's Board of Trustees (each, a "Board" and collectively, the "Boards") to be voted at a Special Meeting of Shareowners to be held on September 24, 2018, at 1300 N. State Street, Bellingham, WA 98225, at 1:00 PM, Pacific Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The Special Meeting and any adjournment(s) or postponement(s) of the Special Meeting are referred to in this Proxy Statement as the "Meeting.") This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to the shareowners of each Trust on or about August 6, 2018.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Shareowners Entitled to Vote	Page
(1) To approve proposed New Advisory Agreements between Saturna Capital Corporation and each Trust, on behalf of each Fund.	Shareowners of each Fund, voting separately by Fund.	15
(2) To transact any other business, not currently contemplated, that may properly come before the Meeting.

VOTING INFORMATION

Shareowners of record of a Fund as of the close of business on July 27, 2018 ("Record Date") are entitled to be present and to vote at the Meeting. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareowners are entitled to one vote for each share and a fractional vote for each fractional share of the Fund that they own. On the Record Date, each Fund had the number of shares issued and outstanding as set forth in Exhibit C. Exhibit D sets forth, as of the Record Date, certain information regarding persons who own beneficially or of record more than 5% of any class of shares of each Fund. Exhibit D also sets forth the Trustees' and Officers' holdings when they total more than 1% of shares. Shareowners vote by Fund, and not by share class.

Revocation of Proxies

Any shareowner providing a proxy has the power to revoke it by mail (addressed to the Secretary of Amana and/or SIT at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to Amana and/or SIT. A superseding proxy may also be executed by voting via telephone or online. The superseding proxy need not be voted using the same method (mail, telephone, or online) as the original proxy vote.

Quorum and Adjournment

A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Funds. Under the Trust Instrument of Amana, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Meeting. Under the Trust Instrument of SIT, a quorum is constituted by the presence in person or by proxy of at least a majority of the outstanding shares of a Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that such Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareowners requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted upon. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker "non-votes" will be treated as shares voted "Against" the Proposal. Accordingly, shareowners are urged to vote or forward their voting instructions promptly.

Required Vote

The New Advisory Agreement must be approved by the vote of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each Fund, voting separately, when a quorum is present. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by a Fund's shareowners, the New Advisory Agreement is expected to become effective on the date of the Meeting.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail and email. Additional solicitations may be made by telephone, email, mail, or other personal contact by Amana and SIT's officers or employees or agents of Saturna Capital, the investment adviser for each Fund, or one of its affiliates. Amana and SIT's officers, and those employees and agents of Saturna Capital or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. Okapi Partners, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The cost of the solicitation, which is estimated to be $1 million, will be borne by Saturna Capital. In addition, the Funds will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons. Saturna Capital may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareowner Reports

The most recent Annual and Semi-Annual Report for each Fund, including financial statements, have been mailed previously to all shareowners. This Proxy Statement should be read in conjunction with the Annual Report and Semi-Annual Report for each Fund you own. You can obtain copies of the most recent Annual Report or Semi-Annual Report, without charge, by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225, by calling 1-800-SATURNA, or online at www.saturna.com.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareowners having the same last name and address on the Funds' records, unless the Funds have received contrary instructions from a shareowner. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareowner wants to receive multiple copies of these materials or to receive only one copy in the future, the shareowner should make a request by writing to Saturna Capital, 1300 N. State Street, Bellingham, WA 98225 or by calling 1-800-SATURNA.

Administrator and Distributor

The Investment Administrator is Saturna Capital, 1300 N. State Street, Bellingham, WA 98225.

Each Fund is distributed by Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225, a wholly-owned subsidiary of Saturna Capital.

PROPOSAL 1

Affected: All Funds

TO APPROVE A PROPOSED NEW ADVISORY AGREEMENT

As part of Saturna Capital's succession planning, Mr. Nicholas F. Kaiser, age 72, cofounder and Chairman and of Saturna Capital Corporation ("Saturna Capital" or "the Adviser"), the investment adviser for the Funds, has granted an option to purchase the controlling voting rights of his shares in Saturna Capital to his daughter, Mrs. Jane Carten, age 43, its President and Chief Executive Officer. Mrs. Carten's expected exercise of her option to purchase the controlling voting interest in Saturna Capital (the "Option Purchase") may be deemed to be a change in control of the Adviser and thus an automatic termination of each Fund's Advisory Agreement with the Adviser (the "Current Advisory Agreements"). The Investment Company Act of 1940, as amended (the "1940 Act"), provides that any investment advisory agreement must terminate automatically upon its "assignment." As used in the 1940 Act, the term "assignment" includes any transfer of a controlling block of outstanding voting securities of an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a "change in control." Mrs. Carten's exercise of her option to purchase the controlling voting rights of the Adviser is being treated as a "change of control" of the Adviser and will result in the assignment and automatic termination of each Fund's advisory contract on September 24, 2018. This requires that shareowners of each Fund approve a New Advisory Agreement (the "New Advisory Agreement" and collectively, "New Advisory Agreements").

Under the New Advisory Agreement, the Adviser will continue to provide advisory and administration services to each Fund on the same terms, and at the same fee rate, as it provides under the Current Advisory Agreements.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to the termination and assignment of each Fund's Current Advisory Agreement. Section 15(f) provides that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no "unfair burden" imposed on any such investment company as a result of the transaction. The Board of each Trust currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Boards that it will use its best efforts to ensure compliance with the unfair burden condition for as long as the requirements of Section 15(f) apply.

The Option Purchase will not result in a change in the operations of the Adviser, other than a change in its controlling shareowner. Each Fund's current portfolio managers will continue to be primarily responsible for the day-to-day management of the Fund's portfolio which they manage. Because the Option Purchase results in a technical assignment and automatic termination of the Current Advisory Agreements, each Trust's Board of Trustees has approved a New Advisory Agreement between such Trust, on behalf of each Fund, and the Adviser, in order for the Adviser to continue as the Fund's investment adviser. The Adviser is seeking shareowner approval of the New Advisory Agreements.

Mrs. Carten is not under a contractual obligation to exercise her option to purchase on September 24, 2018. To the extent Mrs. Carten does not exercise her purchase option, the Funds' Current Advisory Agreements will remain in place, subject to annual review and approval by each Fund's Board.

The New Advisory Agreements

Each New Advisory Agreement with respect to Amana Mutual Funds Trust and Saturna Investment Trust on behalf of each of their respective Funds is substantially is the same in all material respects to the Current Advisory Agreements for those Funds, except that the New Advisory Agreements have different effective dates. The New Advisory Agreements, if approved by shareowners, will replace the Current Advisory Agreements. Under the New Advisory Agreements, the Adviser will continue to be responsible for managing the investment and reinvestment of each Fund's portfolio assets in securities, including buying, selling and trading in all stock, bonds and other assets of the Fund, and establishing, maintaining and trading in brokerage accounts for and in the name of the Fund, all in accordance with the 1940 Act and any rules thereunder, under the supervision and control of the Board of Trustees, and the investment objectives, policies and restrictions of the Fund. The

Adviser will continue to pay all of the expenses incurred by it in connection with its investment advisory services provided to each Fund. Each Fund will continue to pay its expenses not assumed by Saturna Capital, which expenses shall include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of the Independent Trustees, legal, auditing and accounting expenses, insurance premiums, custodian, the expense of issuing shares of a Fund under the federal securities laws and the regulatory authorities of the various states in which the Fund is authorized to offer shares, and the expense of preparing, mailing, emailing, printing or publishing online financial reports, investment newsletters, notices and prospectuses. Fees paid to the Adviser by each Fund under its New Advisory Agreement will be calculated at the same rate as the fees paid by that Fund under its Current Advisory Agreement.

The investment objectives, strategies, and risks for each Fund under the New Advisory Agreements will be the same as the investment objectives, strategies, and risks under the Current Advisory Agreements.

The New Advisory Agreements, if approved by shareowners, will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund. In either event, continuance of the New Advisory Agreements beyond the initial two-year period must also be approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance. Each New Advisory Agreement may be terminated at any time, on not less than 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The New Advisory Agreements for Amana Mutual Funds Trust is provided in Exhibit A.1 and for Saturna Investment Trust in Exhibits A.2 and A.3.

Fees

For its services to each Fund under both the New Advisory Agreements and the Current Advisory Agreements, the Adviser receives an annual fee based on each Fund's average daily net assets at the annual rate set forth in the table below. The fee is calculated and paid monthly by each Fund. For the Sextant Funds, the advisory fee may be adjusted for relative performance. For the Sextant Funds, the advisory fee may be adjusted for relative performance. The aggregate amount of advisory fees paid to the Adviser by each Fund for the Fund's most recently ended fiscal year (May 31, 2018, with respect to Amana and November 30, 2017, with respect to SIT) is set forth below:

	Advisory Fee Rate	Aggregate Amount of Advisory Fees Paid to the Adviser by the Fund
Amana Mutual Funds Trust
Amana Income Fund	0.82%	$11,597,627
Amana Growth Fund	0.81%	13,564,420
Amana Developing World Fund	0.85%	282,925
Amana Participation Fund	0.50%	250,321
Saturna Investment Trust
Sextant Short-Term Bond	0.55%	$53,174
Sextant Bond Income	0.65%	41,226
Sextant Core	0.50%	39,680
Sextant Global High Income	0.50%	57,798
Sextant Growth	0.50%	110,286
Sextant International	0.50%	359,891
Sustainable Equity	0.50%	27,590
Sustainable Bond	0.50%	80,950
Idaho Tax-Exempt Fund	0.50%	87,145

Expense Limitation Agreement – Saturna Investment Trust

The Adviser and the Saturna Investment Trust have entered into an Expense Limitation Agreement (the "Expense Limitation Agreement") under which the Adviser has agreed, until at least March 31, 2019, to reduce its management fees and to pay other operating expenses of certain of the Funds, if necessary, in an amount that limits annual operating expenses (excluding acquired fund fees and expenses and certain other expenses) to not more than limited of a Fund's average daily net assets. Under the terms of the Expense Limitation Agreement, the Adviser may not recover from a Fund any management fee reductions and expense reimbursements after such fee reductions or expenses were incurred. The Expense Limitation Agreement will remain in place through March 31, 2019 regardless of the outcome of the shareowner vote. There is no assurance that any fee reduction or expense reimbursement will continue beyond March 31, 2019. During the fiscal year ended November 30, 2017, the Adviser waived its advisory fee and reimbursed Fund operating expenses as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sextant Short-Term Bond	$53,174	$34,259	$-
Sextant Bond Income	41,226	18,414	-
Sextant Core	39,680	-	-
Sextant Global High Income	57,798	30,556	-
Sextant Growth	110,286	-	-
Sextant International	359,891	-	-
Sustainable Equity	27,590	25,790	-
Sustainable Bond	80,950	25,967	-

Current Advisory Agreements

Amana Mutual Funds Trust

The Adviser has served as investment adviser to the Amana Income Fund since December 28, 1989 and the other Amana Funds since their inception. The Current Advisory Agreements of Amana Income Fund, Growth Fund, and Developing World Fund are dated July 19, 2013. The Current Advisory Agreement of Amana Participation Fund is dated September 25, 2013. The Current Advisory Agreements were last approved by the Board of Trustees, including a majority of the Independent Trustees, on September 11, 2017.

Saturna Investment Trust

The Adviser has served as investment adviser to the Idaho Tax-Exempt Fund and the Sextant Growth Fund since October 10, 1990, and the other Funds since their inception. The Current Advisory Agreements are dated September 28, 1995, for Sextant Growth, Sextant International, Sextant Bond Income, and Sextant Short-Term Bond; December 21, 2006, for Sextant Core; December 20, 2011, for Sextant Global High Income; October 10, 1990, for Idaho Tax-Exempt Fund; and December 19, 2014, for Saturna Sustainable Bond and Saturna Sustainable Equity; and were last approved by the Board of Trustees, including a majority of the Independent Trustees, on September 16, 2017.

Information About the Adviser

The Adviser is a Washington State Corporation having its main office located at 1300 N State St, Bellingham, Washington 98225. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as an investment adviser to mutual funds, individuals, trusts charities, corporations and retirement plans.

As of the date of this Proxy Statement, the control person of the Adviser is Nicholas F. Kaiser, owning 1,705,400 (47.5%) of the 3,588,748 common shares outstanding. 439,200 of his shares are Class A (voting) shares, being 87.8% of the 500,000 voting shares outstanding. Jane K. Carten owns 350,240 (9.8%) of the common shares, and has the second largest ownership percentage of the Adviser. 24,330 of her shares are Class A (voting) shares, being 4.6% of the voting shares. Mrs. Carten intends to exercise her option to acquires the voting rights on 230,680 of her father's Class A shares, resulting in her owning 51.0% of the Adviser's voting shares.

The Adviser does not advise any other funds that pursue investment objectives similar to those of the Funds.

Current Directors of the Adviser

The chart below indicates the current officers and directors of the Adviser as of the close of business on July 27, 2018. The address of each officer is 1300 N. State St, Bellingham, Washington 98225.

Name of Directors	Position(s) Held with Adviser	Since	Year Joined
Jane K. Carten	President	2009	1997
Craig P. Churman	Vice President	2011	2011
Christopher R. Fankhauser	Chief Operations Officer	2006	1996
James S. Gibson	Chief Financial Officer	2007	2007
Nicholas F. Kaiser	Chairman	2009	1989
Phelps S. McIlvaine	Vice President	1993	1993
Dennis R. Murphy	Independent Director	2013	n/a
Monem A. Salam	Executive Vice President	2018	2003
Nicole Trudeau	Chief Legal Officer, Secretary	2018	2018

Current Directors and Officers of the Trusts

The chart below indicates the current officers and directors of the Adviser as of the close of business on July 27, 2018. The address of each officer is 1300 N. State St, Bellingham, Washington 98225.

Name of Fund Officers and Directors	Position(s) Held with Trust	Officer of Trust Since
Amana Mutual Funds Trust
Miles K. Davis	Independent Trustee	2008
Ronald H. Fielding	Independent Trustee	2012
M. Yaqub Mirza	Independent Chairman	2014A
Iqbal M. Unus	Independent Trustee	1989
Nicholas F. Kaiser	Interested Trustee; President	1989
Jane K. Carten	Vice President	2012
Christopher R. Fankhauser	Treasurer	2002
Nicole Trudeau	Chief Legal Officer, Secretary	2018
Michael E. Lewis	Chief Compliance Officer	2012
Jacob A. Stewart	Anti-Money Laundering Officer	2015
Saturna Investment Trust
Marina E. Adshade	Independent Trustee	2017
Ronald H. Fielding	Independent Trustee	2009
Gary A. Goldfogel	Independent Chairman	2017B
James V. McKinney	Independent Trustee	2017
Sarah E.D. Rothenbuhler	Independent Trustee	2017
Jane K. Carten	Interested Trustee; President	2017
Phelps S. McIlvaine	Vice President	1996
Christopher R. Fankhauser	Treasurer	2002
Nicole Trudeau	Chief Legal Officer, Secretary	2018
Michael E. Lewis	Chief Compliance Officer	2012
Jacob A. Stewart	Anti-Money Laundering Officer	2015

A M. Yaqub Mirza was an Independent Trustee of Amana Mutual Funds Trust from 1987 through 2003 (and Chairman from 2000 through 2003); he became Vice Chairman in 2009; and he became Independent Chairman in 2014.

B Gary A. Goldfogel has been an Independent Trustee of Saturna Investment Trust since 1995; he became Independent Chairman in 2017.

Evaluation by the Board of Trustees

The Boards have been discussing succession planning with the Adviser for several years. At their in-person meetings held on June 18, 2018 and June 19, 2018, the Boards of Trustees of Amana Mutual Funds Trust ("Amana") and Saturna Investment Trust ("SIT"), respectively, including the Independent Trustees of each Trust, met to discuss, among other things, the Adviser's change of control, including its impact on the Funds, and to consider, and vote on, the approval of the New Advisory Agreements with respect to the Funds of each respective Trust. During its deliberations, each Board received an oral presentation from the Adviser and was assisted by the advice of independent legal counsel.

Amana Mutual Funds Trust

The Board, in considering the New Advisory Agreement in the context of the Option Purchase and the change of control of the Adviser, relied upon representations from the Adviser that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by the Adviser, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; (ii) the compensation payable to the Adviser under the New Advisory Agreement is the same as that under the Current Advisory Agreements; (iii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control; and (iv) the Adviser expects Mr. Kaiser will continue to serve as portfolio manager for each Fund for which he currently serves as portfolio manager. The decisions by the Board, including the Independent Trustees, to approve the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareowners of the Funds, were based on a determination by the Board that it would be in the best interests of the shareowners of each Fund for Saturna Capital to continue providing investment advisory and related services for the Funds after the consummation of the Option Purchase.

In evaluating the New Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreements, which was last completed at the Board's meeting on September 11, 2017, in addition to information provided at the June 18, 2018 meeting. In addition, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning performance and services provided by the Adviser. This information formed the primary basis for the Board's determination. A description of the process followed by the Board in approving the continuation of the Current Advisory Agreements on September 11, 2017, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit B.1 to this Proxy Statement.

In connection with its approval of the New Advisory Agreement on June 18, 2018, the Board considered its conclusions in connection with its September 11, 2017 approval of the Current Advisory Agreements in effect on that date, including the Board's general satisfaction with the nature and quality of services being provided. Also, in connection with its June 18, 2018 approval of the New Advisory Agreement, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since September 11, 2017 that would be a material consideration to the Board in connection with its consideration of the New Advisory Agreement.

In addition to the information identified in Exhibit B.1, in considering the New Advisory Agreement, the Amana Board focused its review on the potential impact of the Option Purchase on the operations, personnel, organizational structure, and financial and other resources of the Adviser in its rendering of advisory, administrative, compliance, and other services to the Funds. In this regard, the Board considered, among other things, the Adviser's representation that it does not anticipate any changes to the levels of overall staffing, ongoing resources, and service quality received by the Funds. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser that the change of control resulting from the Option Purchase will not lead to a reduction in the quality or scope of these and other services provided by the Adviser to the Funds. The Board considered representations by the Adviser that approval of the New Advisory Agreement would be necessary for the Funds to continue receiving investment management services from the Adviser following the change of control resulting from the Option Purchase. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the compensation payable to the Adviser under the New Advisory Agreement is the same as that under the Current Advisory Agreements and that the terms of the New

Advisory Agreement are the same in all material respects to and, in any event, are no less favorable to the Funds than, the terms of the Current Advisory Agreements. The Board further considered that the Adviser has agreed to bear the expenses associated with obtaining shareowner approval of the New Advisory Agreement. The Board noted the Adviser's representation that the Adviser will use its best efforts to comply with the conditions of Section 15(f) of the 1940 Act, including that no "unfair burden" (as defined in the 1940 Act) will be imposed on a Fund as a result of the Option Purchase and related change of control of the Adviser for so long as the requirements of Section 15(f) apply. The Board considered the New Advisory Agreement as being in the best interest of the Funds and their shareowners.

The Board considered peer group and benchmark investment performance comparison data relating to each Fund that was more current than related comparison data considered by it in connection with the September 11, 2017 approval of the Current Advisory Agreements. The Board noted that the potential benefits to be realized by the Adviser and its affiliates as a result of the New Advisory Agreement did not differ from those considered by the Board in connection with its September 11, 2017 approval of the Current Advisory Agreements.

The Board considered that, if shareowners approve the New Advisory Agreement, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Advisory Agreements continued in effect and not been replaced by the New Advisory Agreement, notwithstanding the two-year initial term set forth in the New Advisory Agreement. For example, if the New Advisory Agreement is approved by shareowners in 2018, the Board would not legally be required to review or renew the contract until 2020. However, the Board currently intends to conduct annual reviews of the contract during the third quarter of 2018, and the Adviser has consented to this process. Thus, the Board recognized that it would be able to, and intends to, monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the New Advisory Agreement, it will continue to have the authority, should the need arise in its view, to terminate the New Advisory Agreement without penalty upon 60 days' notice.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement and to recommend approval of the New Advisory Agreement by shareowners of the Funds. The Board concluded that, in light of all factors considered, the terms of the New Advisory Agreement, including fee rates, were fair and reasonable, and that it would be in the best interests of shareowners of each Fund to approve the New Advisory Agreement to enable the Adviser to continue providing investment advisory and related services for the Funds after the exercise of the Option Purchase. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreement and to recommend approval of the New Advisory Agreement to shareowners.

Saturna Investment Trust

The Board, in considering the New Advisory Agreements in the context of the Option Purchase and the change of control of the Adviser, relied upon representations from the Adviser that (i) the change of control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by the Adviser, including the continuity of the Funds' portfolio managers and other personnel responsible for the management operations of the Funds; (ii) the compensation payable to the Adviser under the New Advisory Agreements is the same as that under the Current Advisory Agreements; (iii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the change of control; and (iv) the Adviser expects Mr. Kaiser will continue to serve as portfolio manager for each Fund for which he currently serves as portfolio manager. The decisions by the Board, including the Independent Trustees, to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareowners of the Funds, were based on a determination by the Board that it would be in the best interests of the shareowners of each Fund for Saturna Capital to continue providing investment advisory and related services for the Funds after the consummation of the Option Purchase.

In evaluating the New Advisory Agreements, the SIT Board considered substantially the same factors as it considered in approving the continuation of the Current Advisory Agreements, which was last completed at the Board's meeting on September 16, 2017, in addition to information provided at the June 19, 2018 meeting. In addition, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning performance and services provided by the Adviser. This information formed the primary basis for the Board's determination. A description of the process followed by the Board in approving the continuation of the Current Advisory Agreements on September 16, 2017, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Exhibit B.2 to this Proxy Statement.

In connection with its approval of the New Advisory Agreements on June 19, 2018, the Board considered its conclusions in connection with its September 16, 2017 approval of the Current Advisory Agreements in effect on that date, including the Board's general satisfaction with the nature and quality of services being provided. Also, in connection with its June 19, 2018 approval of the New Advisory Agreements, the Board considered a representation made to it on that date by the Adviser that there were no additional developments not already disclosed to the Board since September 16, 2017 that would be a material consideration to the Board in connection with its consideration of the New Advisory Agreement.

In addition to the information identified in Exhibit B.2, in considering the New Advisory Agreements, the Board focused its review on the potential impact of the Option Purchase on the operations, personnel, organizational structure, and financial and other resources of the Adviser in its rendering of advisory, administrative, compliance, and other services to the Funds.

In this regard, the Board considered, among other things, the Adviser's representation that it does not anticipate any changes to the levels of overall staffing, ongoing resources, and service quality received by the Funds. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. The Board considered representations by the Adviser that the change of control resulting from the Option Purchase will not lead to a reduction in the quality or scope of these services provided by the Adviser to the Funds. The Board considered representations by the Adviser that approval of the New Advisory Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser following the change of control resulting from the Option Purchase. The Board considered representations by the Adviser, as well as related supporting documentation, indicating that the compensation payable to the Adviser under the New Advisory Agreements is the same as that under the Current Advisory Agreements and that the terms of the New Advisory Agreements are the same in all material respects to and, in any event, are no less favorable to the Funds than, the terms of the Current Advisory Agreements. The Board further considered that the Adviser has agreed to bear the expenses associated with obtaining shareowner approval of the New Advisory Agreements. The Board considered representations by the Adviser that it would not change any applicable Fund fee waivers. The Board noted the Adviser's representation that the Adviser will use its best efforts to comply with the conditions of Section 15(f) of the 1940 Act, including that no "unfair burden" (as defined in the 1940 Act) will be imposed on a Fund as a result of the Option Purchase and related change of control of the Adviser for so long as the requirements of Section 15(f) apply. The Board considered the New Advisory Agreement as being in the best interest of the Funds and their shareowners.

The Board considered peer group and benchmark investment performance comparison data relating to each Fund that was more current than related comparison data considered by it in connection with the September 16, 2017 approval of the Current Advisory Agreements. The Board noted that the potential benefits to be realized by the Adviser and its affiliates as a result of the New Advisory Agreements did not differ from those considered by the Board in connection with its September 16, 2017 approval of the Current Advisory Agreements.

The Board considered that, if shareowners approve the New Advisory Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Advisory Agreements continued in effect and not been replaced by the New Advisory Agreements, notwithstanding the two-year initial term set forth in the New Advisory Agreements. For example, if the New Advisory Agreements are approved by shareowners in 2018, the Board would not legally be required to review or renew the contracts until 2020. However, the Board currently intends to conduct annual reviews of the contract during the third quarter of 2018, and the Adviser has consented to this process. Thus, the Board recognized that it would be able to, and intends to, monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the New Advisory Agreements, it will continue to have the authority, should the need arise in its view, to terminate either New Advisory Agreement without penalty upon 60 days' notice.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Trustees, voted to approve the New Advisory

Agreements and to recommend approval of the New Advisory Agreements by shareowners of the Funds. The Board concluded that, in light of all factors considered, the terms of the New Advisory Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareowners of each Fund to approve the New Advisory Agreements to enable the Adviser to continue providing investment advisory and related services for the Funds after the exercise of the Option Purchase. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Advisory Agreements and to recommend approval of the New Advisory Agreements to shareowners.

REQUIRED VOTE

Proposal 1 requires approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund when a quorum is present. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

Other Matters

Shareowner Proposals

Each Trust does not intend to, and is not required to, hold annual Meetings of shareowners, except under certain limited circumstances. Each Board of Trustees does not believe a formal process for shareowners to send communications to the Board of Trustees is appropriate due to the infrequency of shareowner communications to the Board of Trustees. Neither Trust has received any shareowner proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareowner proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular Meeting. Under these rules, proposals submitted for inclusion in a Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareowner proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual Meetings of shareowners of each Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareowner Meeting. Any shareowner proposal should be sent to Nicole Trudeau, Secretary, 1300 S. State Street, Bellingham, Washington 98225.

Shareowners' Communications with Trustees

Shareowners who wish to communicate with a Board or individual Trustee should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trusts. All communications will be forwarded directly to the Board or the individual Trustee.

Shareowners also have an opportunity to communicate with the Board at Shareowner Meetings. However, neither Trust has a policy requiring Trustees to attend Shareowner Meetings.

By order of the Trustees,

Nicole Trudeau
Secretary

Date: August 6, 2018

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote online by following the instructions on your proxy card.

THANK YOU FOR VOTING

Exhibit A.1

New Amana Funds Advisory Agreement

AMANA MUTUAL FUNDS TRUST

INVESTMENT ADVISORY
and ADMINISTRATIVE SERVICES AGREEMENT

THIS AGREEMENT, executed this __ day of September 2018, between Saturna Capital Corporation, a Washington State corporation (the "Adviser") and Amana Mutual Funds Trust, a Delaware statutory trust (the "Trust"), for and on behalf of the portfolios listed on Schedule A hereto (each, a "Fund"), to be and become effective as provided in Section 1, Article V, between the parties hereto,

WITNESSETH, THAT:

The parties hereto pursuant to the terms hereof enter into the following Articles of Agreement:

ARTICLE 1: INVESTMENT ADVISORY SERVICES

Section 1. Investment Adviser. During the continuance of this Agreement, the Adviser shall supervise the investment management of the cash and securities of the Fund, and in that connection, to the extent reasonably required, shall furnish to the Fund advice and recommendations as to the securities to be purchased, held or sold and the portion of the assets to remain uninvested, all in accordance with the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Fund or the Amana Mutual Funds Trust.

Section 2. Religious Consultant. The Adviser shall have authority to enter into an agreement with a religious consultant to provide consulting and advisory services regarding the application and interpretation of Islamic principles to the investments of the Fund in accordance with the investment objectives, powers and restrictions imposed by law or other governing document or writing upon the Fund or the Trust.

ARTICLE II: ADMINISTRATIVE SERVICES

Section 1. Duties of Adviser. During the continuance of this Agreement, the

Exhibit A.1	31

Adviser shall furnish the Fund office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers) and clerical and bookkeeping services as are required to fulfill its obligation as Adviser for the Fund. The Adviser shall pay the compensation of all its executives and employees, whether or not an officer or employee of the Trust, for all services rendered by them on behalf of the Fund as are required to fulfill its obligation as Adviser, and shall furnish such office space, facilities, supplies and services as agreed above.

Section 2. Fund Accounting. The Adviser shall act as fund accountant and prepare daily reports of net asset value as well as all other financial statements and reports. With the consent of the trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The fund accountant shall furnish the trustees, at any regularly scheduled meeting or at such times as the trustees may request, a report on all matters pertaining to the services of the Adviser, including but not limited to, a list of the securities in the Fund and a record of brokerage commissions paid.

Section 3. Transfer Agency Services. The Adviser shall act as transfer agent, registrar, and dividend disbursing agent for the Fund, pursuant to the Transfer Agent Agreement between the Trust and the Adviser dated July 19, 2013, as may be amended or superseded from time to time (the "Transfer Agency Agreement"). Notwithstanding anything to the contrary under the Transfer Agency Agreement, the Adviser shall provide such transfer agency and related services to the Fund for no additional fee. The fee payable by the Fund to the Adviser under Section 1 of Article III of this Agreement shall constitute the compensation payable by the Fund to the Adviser for providing such transfer agency and related services.

Section 4. Affiliated Broker. Subject to review by the Trustees of the Trust, the Adviser shall place all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. It is understood and agreed, however, that no such orders shall be placed in contravention of the Investment Company Act of 1940.

Section 5. Fund Expenses. The Fund shall pay or provide for the payment of all its expenses not assumed by the Adviser as above provided, which expenses shall include, without limitation, taxes, interest, brokerage

32	Exhibit A.1

commissions, compensation and expenses of trustees, legal, auditing and accounting expenses, insurance premiums, custodian, the expense of issuing shares of the Fund ("Shares") under the Federal Securities laws and the regulatory authorities of the various states in which the Fund is authorized to offer Shares, association membership and meeting expenses, and the expense of preparing, mailing, emailing, printing or publishing online financial reports, investment newsletters, notices and prospectuses for its existing Shareowners.

ARTICLE III: FEES FOR SERVICES OF THE ADVISER

Section 1. Annual Fee. As full compensation for all services rendered and to be rendered and expenses assumed by the Adviser hereunder, the Fund shall pay to the Adviser an annual fee set forth on Schedule B of the average daily net asset value of the Fund. Such average daily net asset value shall be determined by dividing the aggregate of the daily net asset values, actually computed for each day on which the New York Stock Exchange is open, by the number of such days. The amount thus determined for each calendar month shall be paid to the Adviser as soon as practicable after the last day of such month.

Section 2. Termination. In the event of the termination of this Agreement the fee for the month in which terminated shall be that proportion of the rate for the whole month as the number of calendar days during which this Agreement is in effect during the month bears to the number of days in the whole month computed on the average daily net asset value of the Fund during such period.

ARTICLE IV: DISTRIBUTION

Section 1. The Fund. The Fund shall offer Shares without commission ("load") or other sales expense. The Fund shall act as its own distributor, and register where and when appropriate as an "issuer distributor." The Fund shall bear the expense of qualifying itself and any necessary personnel to sell the Fund. As the expense to the Fund is deemed warranted by the trustees, the Adviser shall cause the Fund to be registered under the various state "blue-sky" requirements.

Section 2. The Adviser. The Adviser may engage in any and all lawful activities designed to assist Fund distribution, and pay for such activities out of any part of its resources, including those fees described under Article III. The Adviser

Exhibit A.1	33

shall pay any and all expenses for printing and distributing extra prospectuses used in connection with sales and for preparing, printing and distributing sales literature. The Adviser shall pay the salaries of all persons used in the distribution of the Fund, furnish office space and facilities for such distribution activity, and pay for all collect and "800" telephone calls to the Fund.

ARTICLE V: TERM AND TERMINATION OF AGREEMENT

Section 1. Term of Agreement. This Agreement shall become effective when approved by the holders of a majority of the outstanding Shares of the Fund, and shall continue in effect for a two-year period unless sooner terminated as hereinafter provided, and thereafter shall continue from year to year so long as the terms of the Agreement and the renewal and continuance thereof have been approved at least annually by action of the trustees or a majority vote of the outstanding Shares of the Fund, but in either event it must be approved by a majority of the trustees, who are not interested persons of the Adviser, the Trust or the Fund, casting their vote in person at a meeting called for the purpose of voting on such approval.

Section 2. Termination of Agreement. This Agreement may be terminated at any time without liability to either party by notice in writing given by the party desiring to terminate to the other not less than sixty (60) days in advance of the date specified, for termination. The Fund may take such action either by the trustees or by the affirmative vote of the holders of a majority of the outstanding Shares of the Fund.

Section 3. No Assignment. This Agreement may not be assigned by either party and shall terminate automatically upon assignment (as defined in the federal Investment Company Act of 1940).

Section 4. Amendment. This Agreement may be amended only with the approving vote of the holders of a majority of the outstanding Shares of the Fund. The vote of a majority of the outstanding Shares of the Fund means the vote, at any meeting of the Shareowners, of (1) 67% or more of the Shares present or represented by proxy, at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (2) more than 50% of the outstanding Shares, whichever is less.

ARTICLE VI. GENERAL

This instrument is executed by the trustees and officers of Amana Mutual Funds Trust in such capacities on behalf of the Funds. By the execution hereof

34	Exhibit A.1

all parties agree that, except to the extent limited by the provisions of the federal Investment Company Act of 1940, for the payment of any claim or the performance of any obligations hereunder, resort shall be had solely to the assets and property of the Fund and no Shareholder, trustee, officer, employee or agent of the Trust or the Fund shall be personally liable therefore. Reference is made to Articles of Trust which have been filed with the Delaware Secretary of State, Dover, Delaware.

IN WITNESS WHEREOF,

The parties hereto have caused this Agreement to be executed on behalf of each of them by their duly authorized officers the date and year first above written.

AMANA MUTUAL FUNDS TRUST	SATURNA CAPITAL CORPORATION
By: Name: Nicholas F. Kaiser Title: President	By: Name: Jane K. Carten Title: President
Attest: Nicole Trudeau Secretary, Amana Mutual Funds Trust	Attest: Nicole Trudeau Secretary, Saturna Capital Corporation

Exhibit A.1	35

SCHEDULE A

SERIES OF AMANA MUTUAL FUND TRUST

The Series of the Amana Mutual Fund Trust currently subject to this Agreement are as follows:

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund
Amana Participation Fund

SCHEDULE B

RATE OF COMPENSATION

Fund	Rate of Compensation Based on Fund's Average Daily Net Asset Value
Amana Income Fund Amana Growth Fund Amana Developing World Fund	0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion
Amana Participation Fund	0.50%

SCHEDULE C

EXPENSE REIMBURSEMENT

The Amana Participation Fund shall also be subject to the following provision:

Notwithstanding the provisions in Article III, in the event that the total expenses (excluding taxes, interest and extraordinary items) of the Fund for any fiscal year exceeds the lesser of 2.00% of average daily net asset value or the expense limitation provisions established for the most restrictive state in which the Fund is registered to offer and sell Shares, the Adviser shall reimburse the Fund for such excess. Such calculation shall be made at the end of each month based on the average daily net assets in such month, on a basis consistently applied, and any reimbursement or adjustment required shall be made promptly thereafter. Any such reimbursement by the Adviser to the Fund shall not exceed the amount of the advisory fee paid or payable to the Adviser for such fiscal year.

36	Exhibit A.1

Exhibit A.2

New Saturna Investment Trust Advisory Agreement

SATURNA INVESTMENT TRUST

INVESTMENT ADVISORY
and ADMINISTRATIVE SERVICES AGREEMENT

THIS AGREEMENT, executed this __ day of September, 2018, between Saturna Capital Corporation, a Washington State corporation (the "Adviser") and the Saturna Investment Trust, a series open-end management investment company organized as a business trust under the laws of the State of Washington for and on behalf of the portfolios listed on Schedule A hereto (each, a "Fund") to be and become effective as provided in Section 1, Article V, between the parties hereto,

WITNESSETH, THAT:

The parties hereto enter into the following Articles of Agreement:

ARTICLE I: INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Section 1. Investment Advisory Services. During the continuance of this Agreement, the Adviser shall supervise the investment management of the cash and securities of the Fund, and in that connection, to the extent required, shall furnish to the Fund advice and recommendations on securities to be purchased, held or sold and the portion of the assets to remain uninvested, all according to the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Fund.

Section 2. Administrative Services. During the continuance of this Agreement:

(a) The Adviser shall furnish the Fund office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers) and clerical and bookkeeping services as required to fulfill its obligation as Adviser for the Fund. The Adviser shall pay the compensation of its executives and employees, whether an officer or employee of the Fund, for all services rendered by them for the Fund as required to fulfill its obligation as Adviser, and shall furnish such office space, facilities, supplies,

Exhibit A.2	37

and services as agreed above. The Adviser shall also pay on behalf of the Fund trade association membership and meeting expenses, and the preparation, printing, qualification and offering (but not administration on behalf of a participant or participating entity) of any prototype retirement plan offered by the Fund to Shareowners on the recommendation of the Adviser.

(b) The Adviser shall act as fund accountant and prepare daily reports of Fund net asset values as well as all other financial statements and reports. With the consent of the Trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The Fund accountant shall furnish the Trustees, at any regularly scheduled meeting or at such times as the Trustees may request, a report on all matters pertaining to the services of the Adviser, including but not limited to, a list of the securities in the Fund and a record of brokerage commissions paid.

(c) The Adviser shall act as transfer agent, registrar, and dividend disbursing agent for the Fund, pursuant to the applicable Transfer Agent Agreement between the Trust and the Adviser, as may be amended or superseded from time to time (the "Transfer Agency Agreement"). Notwithstanding anything to the contrary under the Transfer Agency Agreement, the Adviser shall provide such transfer agency and related services to the Fund for no additional fee. The fee payable by the Fund to the Adviser under Section 1 of Article II of this Agreement shall constitute the compensation payable by the Fund to the Adviser for providing such transfer agency and related services.

Section 3. Affiliated Broker. Subject to review by the Trustees, the Adviser shall place all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. No such orders shall be placed in contravention of the Investment Company Act of 1940.

Section 4. Fund Expenses. The Fund shall pay or provide for the payment of its expenses not assumed by the Adviser as above provided, which expenses shall include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of Trustees, legal, accounting and auditing expenses, compliance officers, insurance premiums, custodian fees, the

38	Exhibit A.2

expense of issuing shares of the Fund ("Shares") under the federal securities laws and the regulatory authorities of the various states in which the Fund is authorized to offer its shares, and the expense of preparing, printing and mailing financial reports, investment newsletters, notices and prospectuses for its existing Shareowners.

ARTICLE II: FEES FOR SERVICES OF THE ADVISER

Section 1. Investment Advisory and Administrative Services Fee. As full compensation for all services rendered and to be rendered and expenses assumed by the Adviser as set forth in Article I "Investment Advisory and Administrative Services" hereof, the Fund shall pay to the Adviser a monthly Investment Advisory and Administrative Services Fee (the "Fee") at the annual rate of average daily net assets of the Fund as set forth on Schedule B. Average daily net asset value in a period shall be determined by dividing the aggregate of the Fund's net assets on each calendar day by the number of calendar days in the period.

The Fee due to the Adviser shall be accrued daily and paid monthly.

Section 2. Performance Adjustment. See Schedule C as applicable.

Section 3. Reimbursement and Waiver. The Adviser may, from time to time, voluntarily waive its fees or reimburse the Fund for expenses above a specified percentage of average daily net assets. The Adviser retains the ability to be repaid by the Fund for voluntary expense reimbursements if Fund expenses fall below the limit before the end of the Fund's fiscal year. If any fee waiver or reimbursement is to be made, it shall be paid monthly and may vary by Fund of the Trust.

Section 4. Termination. In the event of the termination of this Agreement the fee for the month in which terminated shall be that proportion of the rate for the whole month as the number of calendar days during which this Agreement is in effect during the month bears to the number of days in the whole month computed on the average daily net asset value of the portfolio during such period.

ARTICLE III: DISTRIBUTION

Section 1. The Fund. The Fund shall offer shares without commission ("load") or other sales expense. The Adviser's subsidiary, Saturna Brokerage Services, Inc., shall act as the Fund's distributor without compensation, and register

Exhibit A.2	39

where and when appropriate. The Fund shall bear the expense of qualifying itself and any necessary personnel to sell the Fund. As the expense to the Fund is deemed warranted by the Trustees, the Adviser shall cause the Fund to be registered under the various state "blue-sky" requirements.

Section 2. The Adviser. The Adviser or any subsidiary of the Adviser may engage in any lawful activities designed to help Fund distribution, and pay for such activities out of any part of its resources, including those fees described under Article II. The Adviser shall pay any expenses for printing and distributing extra prospectuses used in connection with sales and for preparing, printing and distributing sales literature. The Adviser shall pay the salaries of persons used in the distribution of the Fund, furnish office space and facilities for such distribution activity, and pay for all other expenses associated with distribution of the Fund.

ARTICLE IV: TERM AND TERMINATION OF AGREEMENT

Section 1. Term of Agreement. This Agreement shall become effective when approved by the holders of a majority of the outstanding shares of the Fund, and shall continue in effect for a two year period unless sooner terminated as hereinafter provided, and thereafter shall continue from year to year so long as the terms of this Agreement and the renewal and continuance thereof are approved at least annually by action of the Trustees or a majority vote of the outstanding shares the Fund, but in either event it must be approved by a majority of the Trustees, who are not "interested persons" as defined in the Investment Company Act of 1940, casting their vote in person at a meeting called for voting on such approval.

Section 2. Termination of Agreement. This Agreement may be terminated at any time without liability to either party by notice in writing given by the party desiring to terminate to the other not less than sixty (60) days before the date specified, for termination. The Fund may take such action either by the Trustees or by the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

Section 3. No Assignment. This Agreement may not be assigned by either party and shall terminate automatically upon assignment (as defined in the federal Investment Company Act of 1940).

Section 4. Amendment. This Agreement may be amended only with the approving vote of the holders of a majority of the outstanding shares of the

40	Exhibit A.2

Fund. The vote of a majority of the outstanding shares of the Fund means the vote, at any meeting of the Fund's Shareowners, of (1) 67% or more of the shares present or represented by proxy, at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Section 5. Use of Adviser's Name. The Adviser grants the Fund a non-exclusive, terminable license and permission to use the name "Saturna" in its name during the term of this Agreement.

ARTICLE V. GENERAL

This instrument is executed by the Trustees and officers of Saturna Investment Trust in such capacities for the Fund, a series of the Trust. By the execution hereof all parties agree that, except to the extent limited by the provisions of the federal Investment Company Act of 1940, for the payment of any claim or the performance of any obligations hereunder, resort shall be had solely to the assets and property of the Fund and no shareholder, Trustee, officer, employee or agent of the Fund or the Trust shall be personally liable therefore. Reference is made to Articles of Trust dated February 20, 1987, which have been filed with the Washington Secretary of State, Olympia, Washington.

IN WITNESS WHEREOF,

The parties hereto have caused this Agreement to be executed on behalf of each of them by their duly authorized officers the date and year first above written.

SATURNA INVESTMENT TRUST	SATURNA CAPITAL CORPORATION
By: Name: Jane K. Carten Title: President	By: Name: Jane K. Carten Title: President
Attest: Nicole Trudeau Secretary, Amana Mutual Funds Trust	Attest: Nicole Trudeau Secretary, Saturna Capital Corporation

Exhibit A.2	41

SCHEDULE A

SERIES OF SATURNA INVESTMENT TRUST

The Series of the Saturna Investment Trust currently subject to this Agreement are as follows:

Saturna Sustainable Bond Fund
Saturna Sustainable Equity Fund

Sextant Bond Income Fund
Sextant Core Fund
Sextant Global High Income Fund
Sextant Growth Fund
Sextant International Fund
Sextant Short-Term Bond Fund

SCHEDULE B

RATE OF COMPENSATION

Fund	Rate of Compensation Based on Fund's Average Daily Net Asset Value
Saturna Sustainable Bond Fund	0.55%
Saturna Sustainable Equity Fund	0.65%
Sextant Bond Income Fund	0.50%
Sextant Core Fund	0.50%
Sextant Global High Income Fund	0.50%
Sextant Growth Fund	0.50%
Sextant International Fund	0.50%
Sextant Short-Term Bond Fund	0.50%

42	Exhibit A.2

SCHEDULE C

PERFORMANCE FEE ADJUSTMENT

Sextant Bond Income Fund
Sextant Core Fund
Sextant Global High Income Fund
Sextant Growth Fund
Sextant International Fund
Sextant Short-Term Bond Fund

The Performance Fee Adjustment outlined below shall apply to each Fund listed above:

The Base Fee shall be subject to a maximum increase or decrease at the annual rate of 0.20% of the Fund's average daily net assets, according to the relative total return investment performance of the Fund (the "Performance Adjustment"). The Performance Adjustment shall be computed as follows:

(a) Following the end of each month the net investment return realized by shareowners in the Fund for the entire just-ended twelve month period (that is, the change in Net Asset Value per share adjusted for dividends and other distributions, or "Total Return") of the Fund for the twelve month period ending that month ("Calculation Year") shall be calculated to the nearest one hundredth of one percent as set forth in the Fund's Registration Statement on Form N-1A.

(b) The Fund's Total Return for the Calculation Year shall be compared to the average total return of all Growth Objective mutual funds, as selected, calculated and reported by Morningstar Inc. (or, if this index is unavailable or becomes inappropriate for this measurement for any reason in the opinion of the Fund's Board, then another index as shall be chosen by the Fund's Board) (the "Benchmark").

(c) If the Fund's Total Return outperforms or underperforms the Benchmark's Total Return (rounded to the nearest tenth of one percent [0.1%]) for the Calculation Year by 1% or more but less than 2%, then the Base Fee for the month just completed shall be increased or decreased by 0.10% (annual rate) of average Calculation Year daily net assets, and the performance-adjusted total Fee for the month shall be at the annual rate of either 0.70% or 0.50% of average net assets.

Exhibit A.2	43

(d) If the Fund's Total Return outperforms or underperforms the Benchmark's Total Return (rounded to the nearest tenth of one percent [0.1%]) for the Calculation Year by 2% or more, then the Base Fee for the month just completed shall be increased or decreased by 0.20% (annual rate) of average Calculation Year daily net assets, and the performance-adjusted total Fee for the month shall be at the annual rate of either 0.80% or 0.40% of average net assets.

(e) No Performance Adjustment shall be made until the Fund acquires twelve full months of operating history.

The Fund shall accrue daily to pay its Investment Advisory and Administrative Services Fee at the Base Fee annual rate of 0.50%. The net Fee (Base Fee plus or minus the Performance Adjustment) due to the Adviser for a calendar month shall be paid when practicable after these calculations. Due to the relatively small size of monthly-computed Performance Adjustments, no accrual shall be required.

44	Exhibit A.2

Exhibit A.3

New Idaho Tax-Exempt Fund Advisory Agreement

SATURNA INVESTMENT TRUST

IDAHO TAX-EXEMPT FUND

INVESTMENT ADVISORY
and ADMINISTRATIVE SERVICES AGREEMENT

THIS AGREEMENT, executed this __ day of September 2018, between Saturna Capital Corporation, a Washington State corporation (the "Adviser") and the Saturna Investment Trust, a series open-end management investment company organized as a business trust under the laws of the State of Washington and presently having a portfolio named the Idaho Tax-Exempt Fund, (the "Fund") to be and become effective as provided in Section 1, Article V, between the parties hereto,

WITNESSETH, THAT:

The parties hereto enter into the following Articles of Agreement:

ARTICLE I: INVESTMENT ADVISORY SERVICES

Section 1. Investment Adviser. During the continuance of this Agreement, the Adviser shall supervise the investment management of the cash and securities of the Fund, and in that connection, to the extent required, shall furnish to the Fund advice and recommendations on securities to be purchased, held or sold and the portion of the assets to remain uninvested, all according to the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Fund.

Subject to review by the Trustees, the Adviser shall place all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. No such orders shall be placed in contravention of the Investment Company Act of 1940.

Exhibit A.3	45

ARTICLE II: ADMINISTRATIVE SERVICES

Section 1. Duties of Adviser. During the continuance of this Agreement, the Adviser shall furnish the Fund office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers) and clerical and bookkeeping services as required to fulfill its obligation as Adviser for the Fund. The Adviser shall pay the compensation of its executives and employees, whether an officer or employee of the Fund, for all services rendered by them for the Fund as required to fulfill its obligation as Adviser, and shall furnish such office space, facilities, supplies and services as agreed above.

Section 2. Fund Accounting. The Adviser shall act as fund accountant, and prepare daily reports of Fund net asset values as well as all other financial statements and reports. With the consent of the Trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The fund accountant shall furnish the Trustees, at any regularly scheduled meeting or at such times as the Trustees may request, a report on all matters pertaining to the services of the Adviser, including but not limited to, a list of the securities in the Fund and a record of brokerage commissions paid.

Section 3. Fund Expenses. The Fund shall pay or provide for the payment of its expenses not assumed by the Adviser as above provided, which expenses shall include, without limitation, taxes, interest, brokerage commissions, compensation and expenses of Trustees, legal and accounting expenses, insurance premiums, custodian, transfer agent, registrar and dividend disbursing agent fees and expenses, the expense of issuing Fund shares under the federal securities laws and the regulatory authorities of the various states in which a Fund of the Trust is authorized to offer shares, association membership and meeting expenses, and the expense of preparing, mailing and printing financial reports, investment newsletters, notices and prospectuses for its existing Shareowners.

ARTICLE III: FEES FOR SERVICES OF THE ADVISER

Section 1. Idaho Tax-Exempt Fund Annual Fee. As full compensation for all services rendered and to be rendered and expenses assumed by the Adviser hereunder, the Idaho Tax-Exempt Fund of the Trust shall pay to the Adviser a monthly fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and 0.30% of assets in excess of $1 billion. Such average daily net asset value shall be

46	Exhibit A.3

determined by dividing the aggregate of the daily net assets, computed for each day on which the Fund is open, by the number of such days. The amount thus determined for each calendar month shall be paid to the Adviser when practicable after the last day of such month.

Section 2. Reimbursement and Waiver. The Adviser may, from time to time, voluntarily waive its fees or reimburse the Fund for expenses above a specified percentage of average daily net assets. The Adviser retains the ability to be repaid by the Fund for voluntary expense reimbursements if expenses fall below the limit before the end of the Fund's fiscal year. If any fee waiver or reimbursement is to be made, it shall be paid monthly and may vary by Fund of the Trust.

Section 3. Termination. In the event of the termination of this Agreement the fee for the month in which terminated shall be that proportion of the rate for the whole month as the number of calendar days during which this Agreement is in effect during the month bears to the number of days in the whole month computed on the average daily net asset value of the portfolio during such period.

ARTICLE IV: DISTRIBUTION

Section 1. The Fund. The Fund shall offer shares without commission ("load") or other sales expense. The Adviser's subsidiary, Saturna Brokerage Services, shall act as the

Fund's distributor without compensation, and register where and when appropriate. The Fund shall bear the expense of qualifying itself and any necessary personnel to sell the Fund. As the expense to the Fund is deemed warranted by the Trustees, the Adviser shall cause the Fund to be registered under the various state "blue-sky" requirements.

Section 2. The Adviser. The Adviser or any subsidiary of the Adviser may engage in any lawful activities designed to help Fund distribution, and pay for such activities out of any part of its resources, including those fees described under Article III. The Adviser shall pay any expenses for printing and distributing extra prospectuses used in connection with sales and for preparing, printing and distributing sales literature. The Adviser shall pay the salaries of persons used in the distribution of the Fund, furnish office space and facilities for such distribution activity, and pay for all other expenses associated with distribution of the Fund.

Exhibit A.3	47

ARTICLE V: TERM AND TERMINATION OF AGREEMENT

Section 1. Term of Agreement. This Agreement shall become effective when approved by the holders of a majority of the outstanding shares of the Fund, and shall continue in effect for a two year period unless sooner terminated as hereinafter provided, and thereafter shall continue from year to year so long as the terms of this Agreement and the renewal and continuance thereof are approved at least annually by action of the Trustees or a majority vote of the outstanding shares the Fund, but in either event it must be approved by a majority of the Trustees, who are not "interested persons" as defined in the Investment Company Act of 1940, casting their vote in person at a meeting called for voting on such approval.

Section 2. Termination of Agreement. This Agreement may be terminated at any time without liability to either party by notice in writing given by the party desiring to terminate to the other not less than sixty (60) days before the date specified, for termination. The Fund may take such action either by the Trustees or by the affirmative vote of the holders of a majority of the outstanding shares of the Fund.

Section 3. No Assignment. This Agreement may not be assigned by either party and shall terminate automatically upon assignment (as defined in the federal Investment Company Act of 1940).

Section 4. Amendment. This Agreement may be amended only with the approving vote of the holders of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the vote, at any meeting of the Fund's Shareowners, of (1) 67% or more of the shares present or represented by proxy, at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

ARTICLE VI. GENERAL

This instrument is executed by the Trustees and officers of Saturna Investment Trust in such capacities for the Idaho Tax-Exempt Fund portfolio of the Trust. By the execution hereof all parties agree that, except to the extent limited by the provisions of the federal Investment Company Act of 1940, for the payment of any claim or the performance of any obligations hereunder, resort shall be had solely to the assets and property of the Fund and no shareholder, Trustee, officer, employee or agent of the Fund or the Trust shall be personally

48	Exhibit A.3

liable therefore. Reference is made to Articles of Trust dated February 20, 1987, which have been filed with the Washington Secretary of State, Olympia, Washington.

IN WITNESS WHEREOF,

The parties hereto have caused this Agreement to be executed on behalf of each of them by their duly authorized officers the date and year first above written.

SATURNA INVESTMENT TRUST	SATURNA CAPITAL CORPORATION
By: Name: Jane K. Carten Title: President	By: Name: Jane K. Carten Title: President
Attest: Nicole Trudeau Secretary, Amana Mutual Funds Trust	Attest: Nicole Trudeau Secretary, Saturna Capital Corporation

Exhibit A.3	49

Exhibit B.1

Board Consideration of Current Advisory Agreements on
September 11, 2017 – Amana Mutual Funds Trust

During their meeting of September 11, 2017, the Trustees of Amana Mutual Funds Trust discussed the continuance of the Investment Advisory and Administration Agreements between the Trust, on behalf of each Fund, and Saturna Capital Corporation ("Saturna"), focusing on the nature, extent, and quality of the services provided by Saturna to the Amana Funds. The Trustees considered that the Funds offer a full range of high-quality investor services, including unique services for Islamic investors. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plans, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and regulatory compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to meet investor needs with high quality services. They recognized Saturna Capital's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna Capital's focus on investors and its efforts to avoid conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods and the related Morningstar rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2017. The Trustees also noted the very high ratings for sustainability assigned to the Funds by Morningstar. In addition, the Trustees considered each Fund's performance relative to the Fund's category selected by Lipper, Inc. ("Lipper"), a nationally recognized

50	Exhibit B.1

organization that ranks mutual fund performance. The Trustees considered each Fund's performance within its Lipper category, as measured in quintile rankings.

The Trustees found that the longer-term investment performance of the Funds, both in absolute numbers and relative to their Morningstar and Lipper categories, remains strong. The Trustees noted the risk-averse investment style used by Saturna Capital to manage the Funds and considered other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar and Lipper peer categories. In evaluating such performance data, the Trustees noted that Islamic investment restrictions to which the Funds adhere increase Saturna Capital's research expenses and obligations and impose major constraints on Saturna Capital's selection of the Funds' portfolio investments that impact performance. The Trustees found that Saturna Capital continued to manage the Funds in a manner that is designed to be acceptable to Islamic investors and that the risk-averse approach also is attractive to non-Islamic long-term investors.

Recognizing the investment mandate of the Funds, the Trustees also considered the performance of the Funds as compared to a group of other faith-based managed funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance data, along with the comparative data published by Morningstar and Lipper, as well as each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods. When evaluating the Funds' performance record, the Board noted that relative performance comparisons, especially over limited periods of time, is only one of the factors that it deems relevant to its consideration of each Fund's agreement. The Board noted that, after considering all relevant factors, it may be appropriate to approve the continuation of the agreement notwithstanding a Fund's underperformance relative to its Morningstar or Lipper peer groups during certain periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted that the expense ratios for both share classes of Amana Growth, Amana Developing World, and Amana Participation, and for the Institutional share class of Amana Income, were below their respective Morningstar Category average expense ratios. In light of the services provided by Saturna Capital, the Trustees found each Fund's advisory fee structure and expense ratios

Exhibit B.1	51

compared to the peer group presented to be fair given the size of each Fund, the services provided, the volume of transaction orders processed by the adviser, and the expenses incurred by the adviser. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by the amount of fees and expenses paid by Saturna Capital out of its own resources to brokerage platforms and similar unaffiliated intermediaries. The Trustees noted that the expenses imposed by intermediaries are often borne by funds and the Trustees appreciated that Saturna Capital's efforts help make the Funds more widely available and otherwise less expensive had the Funds borne these operational expenses. The Trustees recognized that the competitive performance record of Amana Income Fund and Amana Growth Fund over the long-term had likely contributed to their asset size, which resulted in lower expense ratios due to rising costs being spread over a larger asset base. The Trustees also took note of the costs borne by Saturna Capital in subsidizing operations of the Amana Developing World Fund and Amana Participation Fund, noting that it had committed significant resources in developing and managing these Funds.

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital's profitability related to its management and administration of the Funds. They discussed the reasonableness of Saturna Capital's profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services. The Trustees noted Saturna Capital's decades of dedicated service provided to Amana Mutual Fund Trust and its shareowners.

The Trustees considered the extent to which advisory fees paid to Saturna Capital reflect economies of scale. The Trustees noted that as the Funds have grown, Saturna Capital agreed to include breakpoints within the advisory fee structures and agreed that any changes to the breakpoint schedule would require the approval of the Trustees. The Trustees considered the fact that fee breakpoints lower the operating expenses and expense ratios of the Funds as assets grow and demonstrate the benefits of economies of scale are being shared with shareowners. The Trustees also noted the successful introduction of lower-cost Institutional shares and Saturna Capital's ongoing efforts to make the Institutional shares widely available without increasing operating expenses.

52	Exhibit B.1

The Trustees considered and compared the fees charged by Saturna Capital to other types of advisory accounts for which Saturna Capital serves as an investment adviser, including non-mutual fund advisory clients and individual advisory clients. The Trustees noted the significant differences between the full range of services Saturna Capital provides to the Funds, including investment advisory services, transfer agency services, administration and other services, as compared to the investment advisory services provided to the other advisory accounts. The Trustees also considered how the various services provided to those other accounts, which include Saturna Capital's investment management, research, and customer service operations performed for those accounts, benefit the Funds.

The Trustees considered potential benefits to Saturna Capital and to its other businesses from acting as investment adviser for the Funds, but also noted that Saturna Capital's other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios and that Saturna Capital's affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs for the Funds.

The Trustees concluded that the fees paid by the Funds to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements between Saturna Capital and Amana Growth Fund, Amana Income Fund, Amana Developing World Fund, and Amana Participation Fund.

Exhibit B.1	53

Exhibit B.2

Board Consideration of Current Advisory Agreements on
September 16, 2017 – Saturna Investment Trust

During their meeting of September 16, 2017, the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between the Trust, on behalf of each Fund, and Saturna Capital Corporation ("Saturna"), focusing on the nature, extent, and quality of the services provided by Saturna to each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna Capital's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution – all in addition to investment management.

The Trustees took into consideration Saturna Capital's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna Capital's focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including each Fund's average annual total returns relative to its benchmark for the one-, three-, five-, and ten- year periods, all as of July 31, 2017. The Trustees also considered comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five- and ten-year periods ended July 31, 2017. The Trustees also considered each Fund's Morningstar performance rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2017, and also noted the recent sustainability ratings assigned to some of the

54	Exhibit B.2

Funds by Morningstar. In addition, the Trustees also considered each Fund's performance ranking relative to the Fund's category selected by Lipper, Inc.

With respect to long-term (10-year) performance, the Trustees found that the investment performance of the Sextant International Fund, both in absolute numbers and relative to the Fund's Morningstar category, remained strong. The Trustees noted that the Fund's average annual total return for the ten-year period ended on July 31, 2017 exceeded the Morningstar category average and the Fund outperformed its benchmark during the same period. The Trustees noted that Sextant Growth Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, and Sextant Bond Income Fund each had underperformed its respective Morningstar category average and benchmarks for the same ten-year period – much of which has been the most extended bull market in history.

The Trustees considered the short- and medium-term performance of the Funds, noting that each Fund's average annual total return for the five-year period ended on July 31, 2017 was below the respective Morningstar category average for the same period. The Trustees noted that for the three-year period ended on July 31, 2017, Sextant Core Fund, Sextant Bond Income Fund, Sextant Global High Income Fund, and Sextant Growth Fund, each underperformed their respective Morningstar category average, while Sextant International Fund and Sextant Short-Term Bond Fund each outperformed their respective Morningstar category average. The Trustees also considered the Funds' short-term performance, noting that for the one-year period ended on July 31, 2017, Sextant International Fund, Sextant Growth Fund, and Sextant Core Fund each underperformed their respective Morningstar category average, while Sextant Bond Income, Sextant Global High Income Fund, and Sextant Short-Term Bond Fund each outperformed their respective Morningstar category average.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees noted instances where a Fund had underperformed relative to its Morningstar category average during a period, but had outperformed the Fund's benchmark during the same period. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of

Exhibit B.2	55

Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative performance expense data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods. The Trustees continued to appreciate the fulcrum structure of the advisory fee, where the manager's compensation is directly related to the relative performance of each Fund.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources (known as "revenue sharing") to unaffiliated intermediaries, as well as Saturna Capital's initiatives to reduce its advisory fees. Recognizing that Saturna Capital pays fees and expenses that are often borne by funds, the Trustees appreciated Saturna Capital's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital's efforts. The Trustees welcomed the substantial reductions in Fund expense ratios resulting from this year's efforts to offer "clean shares" in each Fund, making them especially attractive to retirement plan investors.

The Trustees recognized that the Funds remain relatively small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna Capital continues to operate the Funds, often times at considerable costs to itself.

The Trustees reviewed Saturna Capital's financial information and discussed the issue of Saturna Capital 's profitability as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital's profitability, and lack thereof, as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of

56	Exhibit B.2

such services. The Trustees understood that Saturna Capital had reduced its revenues from the Funds in the last year by agreeing to discontinue the 12b-1 expenses entirely for four Sextant Funds, and partially for the other two Funds (Growth and International).

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital's other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital's other business lines benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital's receipt of advisory fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna Capital, receives distribution and shareowner services fees under Rule 12b-1, which it would not otherwise receive if Saturna Capital did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna Capital were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements of Sextant Bond Income Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Sextant Core Fund, Sextant Short-Term Bond Fund, Sustainable Equity Fund, Sustainable Bond Fund and the Idaho Tax-Exempt Fund with Saturna Capital Corporation.

Exhibit B.2	57

Exhibit C

Outstanding Shares

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on July 27, 2018.

Amana Funds	Shares Outstanding
Amana Income Fund Investor Shares	17,638,333.895
Amana Income Fund Institutional Shares	9,265,875.477
Amana Growth Fund Investor Shares	31,004,871.709
Amana Growth Fund Institutional Shares	15,552,652.636
Amana Developing World Fund Investor Shares	1,495,880.884
Amana Developing World Fund Institutional Shares	1,521,175.538
Amana Participation Fund Investor Shares	1,938,895.522
Amana Participation Fund Institutional Shares	4,705,740.521
Sextant Funds	Shares Outstanding
Sextant Growth Fund Investor Shares	212,049.712
Sextant Growth Fund Z Shares	1,203,668.182
Sextant Bond Income Fund	2,005,244.018
Sextant Short-Term Bond Fund	2,059,686.974
Sextant International Fund Investor Shares	2,492,730.660
Sextant International Fund Z Shares	1,233,901.232
Sextant Core Fund	980,422.690
Sextant Global High Income Fund	827,232.281
Sustainable Funds	Shares Outstanding
Saturna Sustainable Equity Fund	479,783.115
Saturna Sustainable Bond Fund	2,930,597.337
Other Funds	Shares Outstanding
Idaho Tax-Exempt Fund	3,207,082.618

58	Exhibit C

Exhibit D

Principal Shareowners of the Funds

To the knowledge of the Trusts' management, as of the close of business on the Record Date (July 27, 2018), the Trustees and officers of each Trust, as a group, beneficially owned the following percentages of each applicable Fund's outstanding shares and the following percentages of each respective Trust's outstanding shares:

Amana Income Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	6,702,068	38.05%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	2,271,832	12.90%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	1,659,824	9.42%
Voya Retirement, Insurance and Annuity Company One Orange Way, Windsor, CT, 06095	1,449,651	8.23%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	991,788	5.63%

The Trustees and Officers, as a group, own 0.04% percent of the Amana Income Fund Investor Shares' outstanding shares.

Exhibit D	59

Amana Income Fund Institutional Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	938,361	10.14%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor, Weehawken, NJ 07086	924,586	9.99%
Vanguard Fiduciary Trust Company 400 Devon Park Drive K22 Wayne, PA 19087	747,885	8.08%

Trustee Name	Shares	Percentage of Class
Miles K. Davis	None	None
Ronald H. Fielding	3,119	0.03%
Nicholas F. KaiserA	139,379	1.50%
M. Yaqub Mirza	14,731	0.16%
Iqbal M. Unus	7,432	0.08%
Officer Name	Shares	Percentage of Class
Jane K. Carten	5,151	0.06%
Christopher R. Fankhauser	4,458	0.05%
Nicole Trudeau	None	None
Michael E. Lewis	12	0.00%B
Jacob A. Stewart	None	None

A Mr. Kaiser owns shares indirectly through his ownership of Saturna Capital and directly through shares held in a retirement account.

B Amount is less than 0.01%

60	Exhibit D

Amana Growth Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	12,442,417	40.14%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	4,540,005	14.65%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	2,598,285	8.38%
TD Ameritrade, Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226, Omaha, NE 68103	2,063,435	6.66%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	1,623,845	5.24%

The Trustees and Officers, as a group, own 0.02% percent of the Amana Growth Fund Investor Shares' outstanding shares.

Exhibit D	61

Amana Growth Fund Institutional Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	1,949,187	12.53%
UBS WM USA Omnibus Account 1000 Harbor Blvd. 5th Floor, Weehawken, NJ 07086	1,936,976	12.45%
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street, Saint Louis, MO 63103	952,247	6.12%

Trustee Name	Shares	Percentage of Class
Miles K. Davis	None	None
Ronald H. Fielding	None	None
Nicholas F. Kaiser	134,809	0.87%
M. Yaqub Mirza	46,892	0.30%
Iqbal M. Unus	14,314	0.09%
Officer Name	Shares	Percentage of Class
Jane K. Carten	8,824	0.06%
Christopher R. Fankhauser	7,475	0.05%
Nicole Trudeau	24	0.00%A
Michael E. Lewis	1,753	0.01%
Jacob A. Stewart	None	None

A Amount is less than 0.01%

62	Exhibit D

Amana Developing World Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	434,044	28.93%
TD Ameritrade Inc. For The Exclusive Benefit of Our Customers P.O. Box 2226, Omaha, NE 68103-2226	168,086	11.20%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	141,962	9.46%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	138,745	9.25%

The Trustees and Officers, as a group, own 0.48% percent of the Amana Developing World Fund Investor Shares' outstanding shares.

Exhibit D	63

Amana Developing World Fund Institutional Shares

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street, Bellingham, WA 98225	231,138	15.16%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	143,462	9.41%
TD Ameritrade, Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226, Omaha, NE 68103	134,117	8.79%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Miles K. Davis	None	None
Ronald H. Fielding	None	None
Nicholas F. Kaiser	241,406	15.87%
M. Yaqub Mirza	None	None
Iqbal M. Unus	None	None
Officer Name	Shares	Percentage of Class
Jane K. Carten	None	None
Christopher R. Fankhauser	750	0.05%
Nicole Trudeau	12	0.00%A
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

A Amount is less than 0.01%

64	Exhibit D

Amana Participation Fund Investor Shares

Name and Address	Shares	Percentage of Class
TD Ameritrade, Inc. for the Exclusive Benefit of Our Clients P.O. Box 2226, Omaha, NE 68103	1,220,371	62.00%
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	335,893	17.07%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	104,678	5.32%

The Trustees and Officers, as a group, own 0.37% percent of the Amana Participation Fund Investor Shares' outstanding shares.

Exhibit D	65

Amana Participation Fund Institutional Shares

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	766,759	16.29%
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	354,182	7.52%
FOLIOfn, Inc. 8180 Greensboro Drive 8th Floor McLean, VA 22102	351,548	7.47%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	349,191	7.42%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Miles K. Davis	None	None
Ronald H. Fielding	None	None
Nicholas F. KaiserA	414,026	8.80%
M. Yaqub Mirza	None	None
Iqbal M. Unus	None	None
Officer Name	Shares	Percentage of Class
Jane K. Carten	1,283	0.03%
Christopher R. Fankhauser	None	None
Nicole Trudeau	None	None
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

A Mr. Kaiser owns shares indirectly through his ownership of Saturna Capital and directly through shares held in other accounts.

66	Exhibit D

Sextant Growth Fund Investor Shares

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	150,437	70.94%
First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customers 2801 Market Street Saint Louis, MO 63103	24,210	11.42%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	16,685	7.87%

The Trustees and Officers, as a group, own 0.02% percent of the Sextant Growth Fund Investor Shares' outstanding shares.

Sextant Growth Fund Z Shares

Name and Address	Shares	Percentage of Class
Helen F. Schloerb Revocable Trust¹ P.O. Box 9623 North Amherst, MA 01059	78,078	6.49%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	76,104	6.32%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	3,667	0.30%
Ronald H. Fielding	None	None
Gary A. Goldfogel	97,846	8.13%
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	849	0.07%
Christopher R. Fankhauser	1,459	0.12%
Nicole Trudeau	4	0.00%A
Michael E. Lewis	2,294	0.19%
Jacob A. Stewart	None	None

A Amount is less than 0.01%

Exhibit D	67

Sextant Bond Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	274,851	13.69%
Saturna Trust Company¹ 1070 West Horizon Ridge Parkway, Suite 201 Henderson, NV 89012	158,430	7.89%
Western Washington University Foundation¹ 516 High Street OM 430 Bellingham, WA 98225	134,184	6.68%
Jeffrey D. Nelson¹ 5309 Sterling Dr. Anacortes, WA 98225	110,875	5.52%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	89	0.00%A
Ronald H. Fielding	None	None
Gary A. Goldfogel	15,503	0.77%
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	None	None
Christopher R. Fankhauser	1	0.00%A
Nicole Trudeau	None	None
Michael E. Lewis	None	None
Jacob A. Stewart	11,970	0.60%

A Amount is less than 0.01%

68	Exhibit D

Sextant Short-Term Bond Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	532,187	25.82%
Dr. Peter A. Telfer¹ 2152 Dellesta Drive Bellingham, WA 98226	301,625	14.63%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	None	None
Ronald H. Fielding	None	None
Gary A. Goldfogel	None	None
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	None	None
Christopher R. Fankhauser	759	0.04%
Nicole Trudeau	None	None
Michael E. Lewis	37,238	1.81%
Jacob A. Stewart	None	None

Sextant International Fund Investor Shares

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	1,042,983	41.99%
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	1,041,814	41.94%

The Trustees and Officers, as a group, own less than 0.01% percent of the Sextant International Fund Investor Shares' outstanding shares.

Exhibit D	69

Sextant International Fund Z Shares

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	132,822	10.77%
Ronald H. Fielding¹ 1300 North State Street Bellingham, WA 98225	89,654	7.25%
Helen F. Schloerb Revocable Trust¹ P.O. Box 9623 North Amherst, MA 01059	78,828	6.39%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	63,539	5.15%
Janicki Industries 401(k) Omnibus Account FBO Janicki Industries Employees 719 Metcalf Street Sedro Woolley, WA 98284	63,325	5.13%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	1,947	0.16%
Ronald H. Fielding	89,654	7.25%
Gary A. Goldfogel	45,178	3.66%
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	5,745	0.47%
Christopher R. Fankhauser	11,985	0.97%
Nicole Trudeau	7	0.00%A
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

A Amount is less than 0.01%

70	Exhibit D

Sextant Core Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	111,096	11.37%
Goldfogel Family Partnership¹ 406 Bayside Road Bellingham, WA 98225	88,191	9.02%
Janicki Industries 401(k) Omnibus Account FBO Janicki Industries Employees 719 Metcalf Street Sedro Woolley, WA 98284	69,793	7.14%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	62,351	6.38%
JL Living Trust¹ 324 North Garden Terrace Bellingham, WA 98225	49,379	5.05%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	None	None
Ronald H. Fielding	None	None
Gary A. GoldfogelA	134,042	13.67%
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	None	None
Christopher R. Fankhauser	591	0.06%
Nicole Trudeau	None	None
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

A Mr. Goldfogel owns shares indirectly through a family partnership and directly through shares held in other accounts.

Exhibit D	71

Sextant Global High Income Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	238,305	28.82%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	97,040	11.74%
Nicholas F. Kaiser¹ 1300 North State Street Bellingham, WA 98225	80,812	9.77%
Goldfogel Family Partnership¹ 406 Bayside Road Bellingham, WA 98225	74,176	8.97%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	None	None
Ronald H. Fielding	1,418	0.17%
Gary A. GoldfogelA	90,446	10.93%
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	4,661	0.56%
Christopher R. Fankhauser	None	None
Nicole Trudeau	None	None
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

A Mr. Goldfogel owns shares indirectly through a family partnership and directly through shares held in other accounts.

72	Exhibit D

Saturna Sustainable Equity Fund

Name and Address	Shares	Percentage of Class
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	202,904	42.29%
Saturna Capital 401(k) Omnibus Account FBO Saturna Capital Employees 1300 North State Street Bellingham, WA 98225	105,942	22.08%
Dr. Peter A. Telfer¹ 2152 Dellesta Drive Bellingham, WA 98226	30,437	6.34%

¹ Shares are owned beneficially

Trustee Name	Shares	Percentage of Class
Marina E. Adshade	None	None
Jane K. Carten	39,339	8.20%
Ronald H. Fielding	None	None
Gary A. Goldfogel	None	None
Jim V. McKinney	None	None
Sarah E.D. Rothenbuhler	None	None
Officer Name	Shares	Percentage of Class
Phelps S. McIlvaine	None	None
Christopher R. Fankhauser	None	None
Nicole Trudeau	None	None
Michael E. Lewis	None	None
Jacob A. Stewart	None	None

Exhibit D	73

Saturna Sustainable Bond Fund

Name and Address	Shares	Percentage of Class
NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	1,359,622	46.24%
FOLIOfn, Inc. 8180 Greensboro Dr., 8th Floor McLean, VA 22102	319,975	10.88%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	305,997	10.41%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	271,843	9.25%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	269,463	9.16%

¹ Shares are owned beneficially

The Trustees and Officers, as a group, owns 0.24% percent of the Saturna Sustainable Bond Fund's outstanding shares.

74	Exhibit D

Idaho Tax-Exempt Fund

Name and Address	Shares	Percentage of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	809,242	25.20%
TD Ameritrade, Inc., for the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103	487,763	15.19%
Saturna Capital Corporation¹ 1300 North State Street Bellingham, WA 98225	351,183	10.93%

¹ Shares are owned beneficially

The Trustees and officers, as a group, own less than 0.01% percent of the Idaho Tax-Exempt Fund's outstanding shares.

Exhibit D	75

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FORM OF PROXY BALLOT

AMANA MUTUAL FUNDS TRUST
Amana Developing World Fund

SPECIAL MEETING OF SHAREOWNERS
Proxy Ballot

Name(s):	__________________________
Account/Control Number:	__________________________
Shares Owned:	____________

This proxy is solicited on behalf of the Board of Trustees of Amana Mutual Funds Trust on behalf of its series, Amana Developing World Fund. The Board of Trustees recommends you vote FOR the following proposal:

Proposal:
To approve a proposed new investment advisory agreement between the Fund and
Saturna Capital Corporation

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OF SHAREOWNERS AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

The undersigned hereby appoints NICHOLAS F. KAISER, JANE K. CARTEN, and NICOLE TRUDEAU, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Special Meeting of Shareowners of Amana Developing World Fund to be held at the offices of Saturna Capital Corporation, 1300 North State Street, Bellingham, Washington, 98225, on Monday, September 24, 2018 at 10:00 AM (Pacific Time), including all adjournments thereof, as specified above, and in their discretion upon such other business as may properly be brought before the meeting.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor's office.

Signature: ______________________	Signature: ______________________
Date: ______________________	Date: ______________________

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible

FORM OF PROXY BALLOT

SATURNA INVESTMENT TRUST
Saturna Sustainable Bond Fund

SPECIAL MEETING OF SHAREOWNERS
Proxy Ballot

Name(s):	__________________________
Account/Control Number:	__________________________
Shares Owned:	____________

This proxy is solicited on behalf of the Board of Trustees of Saturna Investment Trust on behalf of its series, Saturna Sustainable Bond Fund. The Board of Trustees recommends you vote FOR the following proposal:

Proposal:
To approve a proposed new investment advisory agreement between the Fund and
Saturna Capital Corporation

☐	☐	☐
FOR	AGAINST	ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING OF SHAREOWNERS AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

The undersigned hereby appoints NICHOLAS F. KAISER, JANE K. CARTEN, and NICOLE TRUDEAU, and each of them as proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a Special Meeting of Shareowners of Saturna Sustainable Bond Fund to be held at the offices of Saturna Capital Corporation, 1300 North State Street, Bellingham, Washington, 98225, on Monday, September 24, 2018 at 10:00 AM (Pacific Time), including all adjournments thereof, as specified above, and in their discretion upon such other business as may properly be brought before the meeting.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing the proxy as attorney-in-fact, executor, administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations. Please indicate signor's office.

Signature: ______________________	Signature: ______________________
Date: ______________________	Date: ______________________

YOUR VOTE IS IMPORTANT
Please complete, date, sign and mail your proxy card in the envelope provided as soon as possible

FORM OF PROXY BALLOT

PROXY	PROXY

AMANA MUTUAL FUNDS TRUST
SATURNA INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 24, 2018
TO BE HELD AT 1300 N State St, Bellingham, WA 98225

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the [INSERT FUND NAME HERE] (the "Fund"), a series of one of the above mentioned Trusts (the "Trusts"), hereby appoints Nicholas F. Kaiser, Jane K. Carten and Nicole Trudeau or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 24th, 2018 at 1:30 p.m., Pacific Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (877) 285-5990 to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST).

OR

2.By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/SATURNA2018 and follow the simple on-screen instructions.

OR

3.By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on
September 24, 2018

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

	FOR	AGAINST	ABSTAIN
1. To approve a proposed new investment advisory agreement between the Fund and Saturna Capital Corporation

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To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
QUAKER INVESTMENT TRUST SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 24, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING
ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SATURNA

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SUGGESTIONS FOR OUTBOUND PHONE CALLS

INTRODUCTION:

Hello, my name is ________. May I please speak with ________?

(If person asks who is calling)

Mr./Ms. ___________, I'm calling from Okapi Partners in regards to his/her investment with Saturna Investment Trust.

(If person is shareholder)

Mr./Ms. ___________, (Repeat name if needed) I'm calling on behalf of Saturna Investment Trust. in regards to the upcoming special meeting of shareowners which is scheduled for September 24th. We recently mailed you proxy materials concerning the meeting, but have not yet received your vote so I am calling to offer you the convenience of voting over the phone today.

IF PERSON SAYS OK TO VOTE – Would you like to vote your shares along with the Board's recommendations?

If Yes – Take vote and proceed to confirmation step.

If No (or I don't know what I am voting on) – Ok. I'd be happy to review the proposal with you.

If Yes – review proposal and ask how shareholder would like to vote on each. Then proceed to confirmation step.

If No – (Use Appropriate Rebuttal based on Feedback and try to schedule a callback for a later time). If shareholder declines callback:

Ma'am/Sir, please be advised that the Shareowners Meeting is scheduled to take place on September 24th and your vote is very important to the Board. If you have any further questions or want to vote your shares, please feel free to contact us at 877-285-5990. Otherwise please visit the website printed on your ballot once you are ready to cast your vote.

Take time to answer all questions carefully. DO NOT GIVE ADVICE OR OPINIONS. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor of the proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

CONFIRMATION:
Thank you Mr./Ms. ___________, I am recording your (in favor/against/abstain) vote. For confirmation purposes, may I please have your name and mailing address? ["Confirm Name, Street Address, City, State and Zip]. Thank you. You will receive written confirmation of your voting instructions in the mail.

Thank you for your time.

SUGGESTIONS FOR INBOUND PHONE CALLS

Agent:
Thank you for calling the Saturna Investment Trust proxy information line, my name is ___________, how may I help/assist you?

Shareholder:
Yes. I received a message to contact this number regarding my investment with Saturna Investment Trust.

Agent:
Yes Ma'am/Sir, Thank you for returning our call. The reason we contacted you is that we recently mailed you proxy materials concerning Saturna Investment Trust upcoming special meeting of shareowners which is scheduled for September 24th. We had not yet received your vote, so we were just calling to offer you the convenience of voting over the phone today.

IF OK with shareholder –
Agent: Great. What I can do right now is quickly register your vote over the phone. Can I just have your name so I can quickly pull up your account? Thank you. Just to confirm I have the right account, can you please confirm your mailing address? [OR you can confirm mailing street address ONLY and ask if that is correct] Thank you. Now that I have located your account, would you like to vote your shares along with the Board's recommendations?

If Yes – Take vote and proceed to confirmation step.

If No – Ok. Would you like me to review the proposals with you?

If Yes – review proposals and ask how shareholder would like to vote on each. Then proceed to confirmation step.

If No – (Use Appropriate Rebuttal based on Feedback) OR Your vote is very important to the Board so, for your convenience we can call you back at a better time or you can contact us at our toll-free number 877-285-5990.

If Person asks for alternate ways of voting –

Do you have your proxy card?

If Yes – You may also cast your vote by visiting the website found on your proxy card and voting online or by mail by signing and dating the proxy card you received, and returning it in the envelope provided. (IF MEETING DATE IS CLOSE, ADVISE SHAREHOLDER THAT IF THEY MAIL IT IN, IT MAY NOT BE RECEIVED BY TIME OF MEETING)

If No – In order to online or by mail, you need to have your proxy card handy. If you don't have your card, you will have to contact your broker in order to have another card sent to you. Alternatively, I can take your vote by phone today which will take less than 1 minute of your time.

Confirmation:
I am recording your (in favor/against/abstain) vote. For confirmation purposes, may I please have your full name and mailing address? "Confirm Name, Street Address, City, State and Zip." Thank you. You will receive written confirmation of your voting instructions in the mail.

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